THE BLACK & DECKER CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION ABOUT BUSINESS SEGMENTS (Unaudited)
(Millions of Dollars)

                                            Reportable Business Segments
                                   --------------------------------------------------
                                         Power     Hardware     Fastening                           Currency       Corporate,
                                       Tools &       & Home    & Assembly                  All   Translation     Adjustments,
Year Ended December 31, 2000       Accessories  Improvement       Systems       Total   Others   Adjustments   & Eliminations  Consolidated
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Sales to unaffiliated customers       $3,184.8       $846.7        $502.6    $4,534.1   $    -        $ 26.7              $ -      $4,560.8
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs and gain
    on sale of business)                 351.8        113.5          81.8       547.1        -           2.8            (27.6)        522.3
Depreciation and amortization             85.3         34.3          16.3       135.9        -           1.1             26.4         163.4
Capital expenditures                     140.9         30.8          26.5       198.2        -           1.2               .8         200.2

Year Ended December 31, 1999
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Sales to unaffiliated customers       $3,030.0       $841.0        $480.4    $4,351.4   $    -        $169.1              $ -      $4,520.5
Segment profit (loss) (for
    Consolidated, operating
    income)                              358.2        118.8          78.8       555.8        -          15.9            (35.4)        536.3
Depreciation and amortization             82.8         29.9          15.0       127.7        -           4.6             27.7         160.0
Capital expenditures                     102.6         36.3          25.4       164.3        -           6.5               .3         171.1

Year Ended December 31, 1998
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Sales to unaffiliated customers       $2,734.1       $812.6        $446.8    $3,993.5   $319.0        $247.4              $ -      $4,559.9
Segment profit (loss) (for
    Consolidated, operating
    income before restructuring
    and exit costs, gain on sale
    of businesses, and write-off
    of goodwill)                         271.0        119.9          72.0       462.9     16.0          21.2            (16.1)        484.0
Depreciation and amortization             81.4         26.1          13.0       120.5        -           7.3             27.4         155.2
Capital expenditures                      74.0         35.1          15.9       125.0     13.1           5.9              2.0         146.0

     The reconciliation of segment profit to the Corporation's earnings (loss) before income taxes for each of the three years in the period ended December 31, 2000, in millions of dollars, is as follows:

                                                                                        Year Ended December 31,
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                                                                                  2000            1999            1998
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Segment profit for total reportable business segments                          $ 547.1         $ 555.8         $ 462.9
Segment profit for all other businesses                                              -               -            16.0
Items excluded from segment profit:
     Adjustment of budgeted foreign exchange rates to
         actual rates                                                              2.8            15.9            21.2
     Depreciation of Corporate property and amortization
         of goodwill                                                             (26.4)          (27.7)          (27.4)
     Adjustment to businesses' postretirement benefit
         expenses booked in consolidation                                         36.4            24.8            24.4
     Adjustment to eliminate net interest and non-operating
         expenses from results of certain operations in Brazil,
         Mexico, Venezuela, and Turkey                                              .5             1.2             5.0
     Other adjustments booked in consolidation directly
         related to reportable business segments                                 (14.4)          (12.4)          (20.4)
Amounts allocated to businesses in arriving at segment
     profit in excess of (less than) Corporate center operating
     expenses, eliminations, and other amounts identified above                  (23.7)          (21.3)            2.3
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Operating income before restructuring and exit costs, gain
     on sale of businesses, and write-off of goodwill                            522.3           536.3           484.0
Restructuring and exit costs                                                      39.1               -           164.7
Gain on sale of businesses                                                        20.1               -           114.5
Write-off of goodwill                                                                -               -           900.0
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     Operating income (loss)                                                     503.3           536.3          (466.2)
Interest expense, net of interest income                                         104.2            95.8           114.4
Other income (expense)                                                             5.5              .8            (7.7)
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     Earnings (loss) before income taxes                                       $ 404.6         $ 441.3         $(588.3)
=======================================================================================================================

                                                Reportable Business Segments
                                      -----------------------------------------------
                                            Power     Hardware    Fastening                Currency         Corporate,
                                          Tools &       & Home   & Assembly             Translation       Adjustments,
Quarter Ended April 2, 2000           Accessories  Improvement      Systems     Total   Adjustments    & Eliminations     Consolidated
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Sales to unaffiliated customers            $679.9       $200.5      $ 132.3  $1,012.7        $ 24.9               $ -         $1,037.6
Segment profit (loss) (for
    Consolidated, operating income
    before gain on sale of business)         53.2         19.1         22.3      94.6           2.3              (5.4)            91.5
Depreciation and amortization                21.0          9.8          3.9      34.7            .9               6.7             42.3
Capital expenditures                         51.0          7.1          6.9      65.0           1.4                .2             66.6

Quarter Ended July 2, 2000
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Sales to unaffiliated customers            $775.6       $211.5      $ 127.5  $1,114.6        $ 11.8               $ -         $1,126.4
Segment profit (loss) (for
    Consolidated, operating income)         100.6         27.1         22.1     149.8           1.2              (8.4)           142.6
Depreciation and amortization                21.1          8.9          4.2      34.2            .3               6.6             41.1
Capital expenditures                         24.2          7.7          6.1      38.0            .1                .3             38.4

Quarter Ended October 1, 2000
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Sales to unaffiliated customers            $792.6       $213.8      $ 123.1  $1,129.5         $ 3.7               $ -         $1,133.2
Segment profit (loss) (for
    Consolidated, operating income)         101.3         30.8         19.6     151.7            .1              (3.6)           148.2
Depreciation and amortization                21.7          7.5          4.1      33.3            .1               6.5             39.9
Capital expenditures                         31.3          7.6          5.5      44.4            .2                .1             44.7

Quarter Ended December 31, 2000
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Sales to unaffiliated customers            $936.7       $220.9      $ 119.7  $1,277.3       $ (13.7)              $ -         $1,263.6
Segment profit (loss) (for
    Consolidated, operating income
    before restructuring and
    exit costs)                              96.7         36.5         17.8     151.0           (.8)            (10.2)           140.0
Depreciation and amortization                21.5          8.1          4.1      33.7           (.2)              6.6             40.1
Capital expenditures                         34.4          8.4          8.0      50.8           (.5)               .2             50.5

Quarter Ended April 4, 1999
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Sales to unaffiliated customers            $601.1       $204.5      $ 121.8   $ 927.4        $ 51.1               $ -          $ 978.5
Segment profit (loss) (for
    Consolidated, operating income)          35.7         24.6         19.9      80.2           4.9              (6.7)            78.4
Depreciation and amortization                20.0          8.5          3.8      32.3           1.4               7.2             40.9
Capital expenditures                         18.5          6.8          3.1      28.4           1.5                .1             30.0

Quarter Ended July 4, 1999
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Sales to unaffiliated customers            $715.4       $204.9      $ 123.1  $1,043.4        $ 40.8               $ -         $1,084.2
Segment profit (loss) (for
    Consolidated, operating income)          82.3         27.5         20.7     130.5           3.5              (6.9)           127.1
Depreciation and amortization                19.9          8.2          3.7      31.8           1.1               6.8             39.7
Capital expenditures                         22.2          9.1          5.3      36.6           1.2                .1             37.9

Quarter Ended October 3, 1999
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Sales to unaffiliated customers            $744.9       $216.0      $ 115.6  $1,076.5        $ 34.1               $ -         $1,110.6
Segment profit (loss) (for
    Consolidated, operating income)          92.5         32.6         18.6     143.7           3.1              (9.1)           137.7
Depreciation and amortization                17.9          7.8          3.9      29.6            .6               6.9             37.1
Capital expenditures                         26.5          8.5          7.1      42.1           1.4                 -             43.5

Quarter Ended December 31, 1999
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Sales to unaffiliated customers            $968.6       $215.6      $ 119.9  $1,304.1        $ 43.1               $ -         $1,347.2
Segment profit (loss) (for
    Consolidated, operating income)         147.7         34.1         19.6     201.4           4.4             (12.7)           193.1
Depreciation and amortization                25.0          5.4          3.6      34.0           1.5               6.8             42.3
Capital expenditures                         35.4         11.9          9.9      57.2           2.4                .1             59.7

      The reconciliation of segment profit to the Corporation's earnings before income taxes for each of the quarters in the years ended December 31, 2000 and 1999, in millions of dollars, is as follows:

                                                                                         Quarter Ended
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                                                                      April 2,     July 2,      October 1,    December 31,
                                                                          2000        2000           2000            2000
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Segment profit for total reportable business segments                   $ 94.6      $149.8         $151.7         $ 151.0
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                     2.3         1.2             .1             (.8)
      Depreciation of Corporate property and amortization
          of goodwill                                                     (6.7)       (6.6)          (6.5)           (6.6)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                 9.5         8.7            9.0             9.2
      Adjustment to eliminate net interest and non-operating
          expenses from results of certain operations in Brazil,
          Mexico, Venezuela, and Turkey                                     .1          .1             .2              .1
      Other adjustments booked in consolidation directly
          related to reportable business segments                         (7.0)       (5.7)          (2.0)             .3
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above          (1.3)       (4.9)          (4.3)          (13.2)
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Operating income before restructuring and exit costs and gain on
      sale of business                                                    91.5       142.6          148.2           140.0
Restructuring and exit costs                                                 -           -              -            39.1
Gain on sale of business                                                  20.1           -              -               -
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      Operating income                                                   111.6       142.6          148.2           100.9
Interest expense, net of interest income                                  23.8        25.4           26.5            28.5
Other income (expense)                                                     (.4)        1.4            1.6             2.9
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      Earnings before income taxes                                      $ 87.4      $118.6         $123.3           $75.3
==========================================================================================================================

                                                                                         Quarter Ended
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                                                                       April 4,     July 4,     October 3,    December 31,
                                                                          1999        1999           1999            1999
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Segment profit for total reportable business segments                   $ 80.2      $130.5         $143.7         $ 201.4
Items excluded from segment profit:
      Adjustment of budgeted foreign exchange rates to
          actual rates                                                     4.9         3.5            3.1             4.4
      Depreciation of Corporate property and amortization
          of goodwill                                                     (7.2)       (6.8)          (6.9)           (6.8)
      Adjustment to businesses' postretirement benefit
          expenses booked in consolidation                                 8.2         8.4            5.2             3.0
      Adjustment to eliminate net interest and non-operating
          expenses from results of certain operations in Brazil,
          Mexico, Venezuela, and Turkey                                     .5          .6             .1               -
      Other adjustments booked in consolidation directly
          related to reportable business segments                         (3.7)         .1           (6.4)           (2.4)
Amounts allocated to businesses in arriving at segment
      profit in excess of (less than) Corporate center operating
      expenses, eliminations, and other amounts identified above          (4.5)       (9.2)          (1.1)           (6.5)
--------------------------------------------------------------------------------------------------------------------------
      Operating income                                                    78.4       127.1          137.7           193.1
Interest expense, net of interest income                                  22.2        22.5           26.2            24.9
Other income (expense)                                                     1.5         (.7)           (.8)             .8
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      Earnings before income taxes                                      $ 57.7      $103.9         $110.7         $ 169.0
==========================================================================================================================

Basis of Presentation:
     The Corporation operates in three reportable business segments: Power Tools and  Accessories,  Hardware and Home  Improvement,  and  Fastening  and Assembly
Systems.  The Power Tools and Accessories  segment has worldwide  responsibility for the  manufacture  and sale of  consumer  and  professional  power  tools and accessories,  electric  cleaning and lighting  products,  and electric  lawn and garden tools, as well as for product service.  In addition,  the Power Tools and
Accessories  segment has  responsibility  for the sale of  security  hardware to customers in Mexico, Central America, the Caribbean,  and South America; for the
sale of plumbing products to customers outside the United States and Canada; and
for sales of the  retained  portion  of the  household  products  business.  The
Hardware  and Home  Improvement  segment has  worldwide  responsibility  for the manufacture  and sale of  security  hardware  (except  for the sale of  security hardware in Mexico, Central America, the Caribbean,  and South America). It also has  responsibility for the manufacture of plumbing products and for the sale of plumbing  products to customers in the United  States and Canada.  The Fastening and Assembly  Systems segment has worldwide  responsibility  for the manufacture and sale of fastening and assembly systems.
     The  Corporation  also operated  several  businesses that do not constitute reportable business segments. These businesses included the manufacture and sale of glass container-forming and inspection equipment, as well as recreational and household  products.  As more fully  described  in Note 19 of the  Corporation's
Annual  Report on Form 10-K for the year ended  December 31, 2000,  during 1998,
the   Corporation   completed  the  sale  or   recapitalization   of  its  glass
container-forming   and  inspection   equipment  business,   Emhart  Glass;  its
recreational  products business,  True Temper Sports; and its household products businesses  (excluding  certain  assets  associated  with  cleaning and lighting products) in North  America,  Central  America,  the  Caribbean,  South  America
(excluding Brazil), and Australia. Because True Temper Sports, Emhart Glass, and
the  divested  household  products  businesses  are not treated as  discontinued
operations under generally accepted accounting principles, they remain a part of the Corporation's reported results from continuing  operations,  and the results of operations and financial  positions of these businesses have been included in the consolidated  financial  statements through the dates of consummation of the respective  transactions.  Amounts  relating to these businesses are included in the preceding  segment tables under the caption "All Others." The results of the household products  businesses included under the caption "All Others" are based upon certain assumptions and allocations. The household products businesses sold during 1998 were  jointly  operated  with the  cleaning  and  lighting  products businesses  retained by the Corporation.  Further,  the  Corporation's  divested household products businesses in Central America,  the Caribbean,  South America
(excluding Brazil), and Australia were operated jointly with the power tools and accessories  businesses.  Accordingly,  the  results of the  household  products businesses  included in the segment  tables  under the caption "All Others" were determined  using  certain  assumptions  and  allocations  that the  Corporation believes are reasonable under the circumstances.
     The  Corporation  assesses  the  performance  of  its  reportable  business segments based upon a number of factors,  including  segment profit. In general, segments follow the same accounting policies as those described in Note 1 of the
Corporation's  Annual Report on Form 10-K for the year ended  December 31, 2000, except  with  respect  to  foreign  currency  translation  and except as further indicated below. The financial statements of a segment's operating units located
outside  of  the  United  States,   except  those  units   operating  in  highly
inflationary  economies,  are generally measured using the local currency as the functional currency.  For these units located outside the United States, segment assets and elements of segment  profit are  translated  using  budgeted rates of exchange.  Budgeted  rates  of  exchange  are  established  annually  and,  once established,  all prior  period  segment data is restated to reflect the current year's budgeted rates of exchange. The amounts included in the preceding segment tables under the captions  "Reportable  Business  Segments,"  "All  Others," and
"Corporate,  Adjustments,  &  Eliminations"  are reflected at the  Corporation's budgeted  exchange rates for 2001. The amounts included in the preceding segment tables  under the  caption  "Currency  Translation  Adjustments"  represent  the difference between consolidated amounts determined using those budgeted rates of exchange and those determined based upon the rates of exchange  applicable under accounting principles generally accepted in the United States.
     Segment profit excludes interest income and expense,  non-operating  income and expense, goodwill amortization, adjustments to eliminate intercompany profit in  inventory,  and income tax expense.  In addition,  segment  profit  excludes restructuring  and  exit  costs,  gain on  sale of  businesses  and,  for  1998, write-off  of  goodwill.  For  certain  operations  located in  Brazil,  Mexico,
Venezuela,  and Turkey,  segment  profit is reduced by net interest  expense and non-operating  expenses.  In determining  segment profit,  expenses  relating to pension  and other  postretirement  benefits  are based  solely  upon  estimated service costs. Corporate expenses are allocated to each reportable segment based upon budgeted  amounts.  No Corporate  expenses have been  allocated to divested businesses. While sales and transfers between segments are accounted for at cost plus a reasonable  profit,  the effects of intersegment  sales are excluded from the computation of segment profit.  Intercompany profit in inventory is excluded from  segment  assets and is  recognized  as a reduction of cost of sales by the selling segment when the related inventory is sold to an unaffiliated  customer.
Because the Corporation compensates the management of its various businesses on, among other factors, segment profit, the Corporation may elect to record certain
segment-related   expense  items  of  an  unusual  or  non-recurring  nature  in consolidation  rather than  reflect such items in segment  profit.  In addition,
certain   segment-related  items  of  income  or  expense  may  be  recorded  in consolidation  in one period and transferred to the various  segments in a later period.